EXHIBIT 99.15

Program: Washington Mutual Mortgage Securities Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (All Liens)

Series Designation for Prior Securitized Pool:	WMABS 2006-HE2		WMABS 2006-HE1
	Closing Date: 05/25/06		Closing Date: 04/26/06

	By Number of Mortgage Loans	By Dollar Amount of Mortgage Loans	By Number of Mortgage Loans	By Dollar Amount of Mortgage Loans

07/01/06-09/30/06*
Total Mortgage Loans at Beginning of Period	2,532	$460,018,186.19	1,788	$364,179,406.20
Total Mortgage Loans at End of Period	2,415	$432,318,536.38	1,677	$337,570,080.38
Period of Delinquency for Mortgage Loans Delinquent at End of Period(1):
30-59 Days	91	$16,967,355.85	51	$9,521,366.10
60-89 Days	29	$4,304,593.14	20	$3,827,938.72
90-119 Days	12	$2,474,087.68	10	$2,178,397.31
120+ Days	0	$0.00	1	$178,229.63
Total Delinquent Mortgage Loans at End of Period	132	$23,746,036.67	82	$15,705,931.76
Delinquency Rate (2)	5.47%	5.49%	4.89%	4.65%
Bankruptcies at End of Period (3)	3	$382,299.48	1	$74,515.18
Bankruptcy Ratio (4)	0.12%	0.09%	0.06%	0.02%
Foreclosures at End of Period (5)	45	$8,690,869.48	9	$1,468,614.01
Foreclosures Ratio (6)	1.86%	2.01%	0.54%	0.44%
REO at End of Period (7)	0	$0.00	0	$0.00
REO Ratio (8)	0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (9)		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (10)		$0.00		$0.00
Aggregate Net Losses (9)		$0.00		$0.00
Average Net Loss (12)		$0.00		$0.00
Aggregate Net Loss Ratio (13)		0.00%		0.00%
Cumulative Net Loss (14)		0.00%		0.00%
Prepayment Ratio (15)		5.89%		6.10%
Cumulative Prepayment Ratio (16)		8.20%		11.90%

04/01/06-06/30/06*
Total Mortgage Loans at Beginning of Period	0	$0.00	0	$0.00
Total Mortgage Loans at End of Period	2,532	$460,018,186.19	1,788	$364,179,406.20
Period of Delinquency for Mortgage Loans Delinquent at End of Period(1):
30-59 Days	47	$9,281,607.03	18	$3,712,611.36
60-89 Days	4	$473,468.07	6	$933,274.05
90-119 Days	0	$0.00	0	$0.00
120+ Days	0	$0.00	0	$0.00
Total Delinquent Mortgage Loans at End of Period	51	$9,755,075.10	24	$4,645,885.41
Delinquency Rate (2)	2.01%	2.12%	1.34%	1.27%
Bankruptcies at End of Period (3)	2	$253,598.77	1	$74,706.38
Bankruptcy Ratio (4)	0.08%	0.06%	0.06%	0.02%
Foreclosures at End of Period (5)	0	$0.00	0	$0.00
Foreclosures Ratio (6)	0.00%	0.00%	0.00%	0.00%
REO at End of Period (7)	0	$0.00	0	$0.00
REO Ratio (8)	0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (9)		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (10)		$0.00		$0.00
Aggregate Net Losses (9)		$0.00		$0.00
Average Net Loss (12)		$0.00		$0.00
Aggregate Net Loss Ratio (13)		0.00%		0.00%
Cumulative Net Loss (14)		0.00%		0.00%
Prepayment Ratio (15)		0.00%		0.00%
Cumulative Prepayment Ratio (16)		2.45%		6.19%

* If the cut-off date for a prior securitized pool occurs after the beginning of the specified period, then such cut-off date is deemed to be the beginning of the specified period for such prior securitized pool.

(1) The indicated periods of delinquency reflect the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for the purpose of this table until one month has passed after the related due date. Any mortgage loan with respect to which the servicer has arranged a schedule for payment of any delinquent installments may be considered delinquent for the purpose of this table even if the mortgage loan is current under such schedule.

(2) Total delinquent mortgage loans, expressed as a percentage of total mortgage loans at the end of the specified period.

(3) Includes mortgage loans for which bankruptcy proceedings had been instituted or for which the related property had been acquired as of the end of the specified period.

(4) Bankruptcies, expressed as a percentage of total mortgage loans at the end of the specified period.

(5) Includes mortgage loans for which foreclosure proceedings had been instituted.

(6) Foreclosures expressed as a percentage of total mortgage loans at the end of the specified period.

(7) Includes mortgage loans for which the related property had been acquired as of the end of the specified period.

(8) REO expressed as a percentage of total mortgage loans at the end of the specified period.

(9) The "Aggregate Gross Losses" for the mortgage loans that were liquidated during the specified period. As used in this table, "Gross Loss" means, for each mortgage loan that was liquidated during the specified period, the excess, if any, of (a) the sum of (i) the scheduled balance of the mortgage loan immediately before liquidation plus accrued interest not previously paid or advanced and (ii) all previously unreimbursed advances of principal, interest or reimbursable servicing expenses with respect to the mortgage loan that were reimbursed in connection with such liquidation minus(-) (b) all credits received in connection with the liquidation of the mortgage loan, including insurance (such as primary mortgage insurance or ordinary hazard insurance) available solely for the mortgage loan or the related mortgaged property.

(10) As used in this table, "Aggregate Subsequent Recoveries/Losses" means the aggregate Subsequent Recoveries received by the servicer during the specified period, reduced by the aggregate Subsequent Losses incurred during the specified period (expressed as a negative number in the event that the aggregate Subsequent Losses exceed the aggregate Subsequent Recoveries). As used in this table, with respect to each mortgage loan that was liquidated during or prior to the specified period, "Subsequent Recoveries" means any credits received by the servicer with respect to such mortgage loan after such mortgage loan was liquidated, and "Subsequent Losses" means any reimbursable servicing expenses with respect to such mortgage loan that were reimbursed after such mortgage loan was liquidated.

(11) As used in this table, "Aggregate Net Losses" means the aggregate Gross Losses for the mortgage loans that were liquidated during the specified period, increased by (or, if Aggregate Subsequent Recoveries/Losses is a negative number, reduced by) Aggregate Subsequent Recoveries/Losses for the specified period.

(12) The Average Loss on the mortgage loans that were liquidated and that experienced a Gross Loss during the specified period. As used in this table, "Net Loss" means, for each mortgage loan that experienced a Gross Loss, such Gross Loss, reduced by any Subsequent Recoveries received for such mortgage loan during the specified period, and increased by any Subsequent Losses incurred with respect to such mortgage loan during the specified period divided by the number of mortgage loans liquidated during the specified period.

(13) Aggregate Net Loss Ratio, expressed as a percentage of total mortgage loans at the beginning of the specified period. As used in this table, "Aggregate Net Losses" of loans liquidated for the specified period divided by the scheduled balance of all mortgage loans at the beginning of the specified period.

(14) Cumulative Net Loss The "Aggregate Net Losses" for all loans liquidated in securitization (since inception) divided by Aggregate Scheduled Balance of all loans in pool as of the pool cut-off date.

(15) Prepayment Ratio The sum of (a) the aggregate amount of prepayments in full or partial prepayment on the mortgage loans (including curtailments and liquidations) from the pool cut-off date through the last day of the specified period divided by (b) Beginning Scheduled Balance for the specified period. Such sum expressed as a percentage is the aggregate amount of prepayments in full on the mortgage loans (including curtailment and liquidations) from the beginning of the specified period through the end of the specified period.

(16) Cumulative Prepayment Ratio The sum of (a) the aggregate amount of prepayments in full or partial prepayment on the mortgage loans (including curtailments and liquidations) from the pool cut-off date through the last day of the specified period divided by (b) Scheduled Balance of loans in pool as of the pool cut-off date. Such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the pool cut-off date (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received before that date).